PRUDENTIAL UTILITY FUND

                                    CLASS "A"

                                     EXHIBIT
                             AGGREGATE TOTAL RETURN
                                   CALCULATION

                    ERV - P
         T =      -----------
                       P

P = hypothetical initial payment of $1,000

ERV = ending redeemable value

T = average annual total return

================================================================================

                               1 Year             Inception
                                ended              through
                             December 31,        December 31,
                                 1992                1992
                             ------------        ------------
      P =                      $1,000.00            $1,000.00

    ERV =                      $1,098.80            $1,316.60

      T =                           9.88%               31.66%




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                             PRUDENTIAL UTILITY FUND

                                    CLASS "B"

                                     EXHIBIT
                             AGGREGATE TOTAL RETURN
                                   CALCULATION

                    ERV - P
         T =      -----------
                        P

  P = hypothetical initial payment of $1,000

ERV = ending redeemable value

  T = Aggregate total return

================================================================================

                             1 Year              5 Years            10 Years
                              ended               ended               ended
                           December 31,        December 31,        December 31,
                               1992                1992               1992
                           ------------        ------------        ------------
      P =                   $1,000.00          $1,000.00            $1,000.00

    ERV =                   $1,090.20          $2,043.10            $5,117.00

      T  =                       9.02%            104.31%              411.70%